U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 12, 2006


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 7.01,"Regulation FD Disclosure" and Item 2.02, " Results of Operations and Financial Condition."

FOR IMMEDIATE RELEASE                                               May 12, 2006


                           Berkeley Technology Limited
                                Financial Results
                              For the Quarter Ended
                                 March 31, 2006


London,  May 12, 2006 - Berkeley  Technology Limited (OTCBB:  BKLYY.PK,  London:
BEK.L) (the "Company") is an international venture capital and consulting firm, primarily in the telecommunications and medical industries. The Company currently represents four Silicon Valley telecommunications equipment companies in dealing with large incumbent European and Japanese telecommunications companies. Its objective is to use consulting revenues to finance the development of large telecommunications company relationships, which will eventually lead to equity based transactions, with fees or direct investment opportunities for the Company. There is also the possibility of new venture funds raised in partnership with international sources of capital leading to management fees and carried interests.

The Company today reported financial results for its fiscal quarter ended March 31, 2006. The Company's consolidated net loss, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for the first quarter of 2006, was $0.7 million, or $0.01 per diluted share and $0.14 per diluted ADR, compared with a loss of $1.2 million, or $0.02 per diluted share and $0.23 per diluted ADR, for the same period in 2005.

A decline in operating expenses of $0.2 million and higher net investment income (after amounts credited to insurance policyholder accounts) of $0.1 million contributed toward the lower net loss for the quarter. The impact of stock market volatility on the Company's results has been negligible following the sale of most of its common stock holdings during 2004 and early in 2005. Net realized and unrealized investment gains totaled $57,000 in the first quarter of 2006, compared to net realized and unrealized investment losses of $65,000 in the first quarter of 2005. London Pacific Assurance Limited ("LPAL"), the Company's Jersey, Channel Islands based insurance company, continued to serve its policyholders; however, no new policies are currently being sold. Policyholder liabilities for LPAL fell during the first quarter of 2006 by $2.4 million to $11.1 million primarily due to maturing policies. As of March 31, 2006, LPAL's corporate bonds, cash and accrued interest totaled $21.2 million.


                                      *****


Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.


Please address any inquiries to:

Ian Whitehead                       Jersey                        (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited


Form 10-Q for the quarter ended March 31, 2006

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Condensed Consolidated Statements of Operations
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                                                 Three Months Ended
                                                                                      March 31,
                                                                               .........................

                                                                                   2006             2005
                                                                               ........         ........

 Revenues:
 Investment income                                                             $    354         $    397
 Consulting and other fee income                                                    154              143
 Net realized investment losses                                                       -              (43)
 Change in net unrealized investment gains and losses on
   trading securities                                                                57              (22)
                                                                               ........         ........

                                                                                    565              475
 Expenses:
 Amounts credited on insurance policyholder accounts                                170              290
 Operating expenses                                                               1,116            1,339
                                                                               ........         ........
                                                                                  1,286            1,629
                                                                               ........         ........
 Loss before income tax expense                                                    (721)          (1,154)

 Income tax expense                                                                   5                5
                                                                               ........         ........
 Net loss                                                                      $   (726)        $ (1,159)
                                                                               ........         ........
                                                                               ........         ........

 Basic and diluted loss per share and ADR:

 Basic and diluted loss per share                                              $  (0.01)        $  (0.02)
                                                                               ........         ........
                                                                               ........         ........

 Basic and diluted loss per ADR                                                $  (0.14)        $  (0.23)
                                                                               ........         ........
                                                                               ........         ........

Berkeley Technology Limited
Condensed Consolidated Balance Sheets
Under U.S. GAAP (unaudited)
In thousands, except share amounts

                                                                              March 31,       December 31,
                                                                                2006              2005
                                                                            ............      ............
                                     ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost: $16,320 and
      $13,809 as of March 31, 2006 and December 31, 2005, respectively)     $     16,316      $     13,829

    Held-to-maturity, at amortized cost (fair value: $3,018 and $6,982
      as of March 31, 2006 and December 31, 2005, respectively)                    3,033             7,011
  Equity securities:
    Trading, at fair value (cost: $102 as of March 31, 2006
      and December 31, 2005)                                                         140                84
    Available-for-sale, at estimated fair value (cost: $850 as of
      March 31, 2006 and December 31, 2005)                                          850               850
                                                                            ............      ............
Total investments                                                                 20,339 (1)        21,774

Cash and cash equivalents                                                          8,216 (1)        10,039
Cash held in escrow                                                                1,036             1,027
Accrued investment income                                                            699               609
Other assets                                                                         396               354
                                                                            ............      ............
Total assets                                                                $     30,686      $     33,803
                                                                            ............      ............
                                                                            ............      ............

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                           $     11,141      $     13,573
Accounts payable and accruals                                                        658               627
                                                                            ............      ............
Total liabilities                                                                 11,799            14,200
                                                                            ............      ............
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
  64,439,073 shares issued and outstanding as of March 31, 2006
  and December 31, 2005                                                            3,222             3,222
Additional paid-in capital                                                        67,692            67,660
Retained earnings                                                                 10,956            11,682
Employee benefit trusts, at cost (13,522,381 shares as of
  March 31, 2006 and December 31, 2005)                                          (62,598)          (62,598)
Accumulated other comprehensive loss                                                (385)             (363)
                                                                            ............      ............
Total shareholders' equity                                                        18,887            19,603
                                                                            ............      ............
Total liabilities and shareholders' equity                                  $     30,686      $     33,803
                                                                            ............      ............
                                                                            ............      ............

(1) Includes $17,160 of investments and $4,343 of cash and cash equivalents in the Company's insurance subsidiary
    (LPAL) which are not currently available to fund the operations or commitments of the Company or its other subsidiaries.

Berkeley Technology Limited
Condensed Consolidated Statements of Cash Flows
Under U.S. GAAP (unaudited)
In thousands

                                                                                  Three Months Ended
                                                                                       March 31,
                                                                            ..............................
                                                                                2006              2005
                                                                            ............      ............

Net cash used in operating activities                                       $       (592)     $       (171)


Cash flows from investing activities:
Purchases of held-to-maturity fixed maturity securities                           (3,035)           (8,510)
Purchases of available-for-sale fixed maturity securities                         (9,082)           (5,122)
Proceeds from maturity of held-to-maturity fixed maturity securities               7,000               200
Proceeds from sale and maturity of available-for-sale fixed maturity               6,575             1,911
securities
                                                                            ............      ............
Net cash provided by (used in) investing activities                                1,458           (11,521)
                                                                            ............      ............

Cash flows from financing activities:
Insurance policyholder benefits paid                                              (2,710)           (1,309)
Proceeds from disposal of shares by the employee benefit trusts                        -                18
                                                                            ............      ............
Net cash used in financing activities                                             (2,710)           (1,291)
                                                                            ............      ............

Net decrease in cash and cash equivalents                                         (1,844)          (12,983)
Cash and cash equivalents at beginning of period (1)                              10,039            19,495
Foreign currency translation adjustment                                               21               (14)
                                                                            ............      ............
Cash and cash equivalents at end of period (1), (2)                         $      8,216      $      6,498
                                                                            ............      ............
                                                                            ............      ............

(1) Does not include $1,036 of cash held in escrow as of March 31, 2006.

(2) The amount for March 31, 2006 includes  $4,343 in the Company's  insurance  subsidiary  (LPAL) which is not currently  available to fund the operations or commitments of the Company or its other subsidiaries.